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JOINT ANALYST PRESENTATION                                    Exhibit 99.3



Slide 1

Analyst Meeting

September 21, 2001
New York, NY

Slide 2

Duke Energy

Richard Priory
Chairman, President & Chief Executive Officer

Slide 3

Why Westcoast Energy?

     o    A major step in Duke Energy's growth and evolution

     o    Westcoast Energy, an industry leader in North America

     o    A company we respect and know well

     o    Combining to realize growth potential

     o    Advances Duke Energy's corporate strategies and financial goals

Slide 4

Westcoast Energy

Michael E.J. Phelps
Chairman & Chief Executive Officer

Slide 5

A Good Deal

     o    Excellent operational and strategic fit

     o Ability to roll into Duke shares, allows Westcoast shareholders to participate in a combined entity with considerable upside & opportunity


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Slide 6

Westcoast Brings Opportunities

     o    Growing North American gas demand

     o    Increasing need for supply from Canada

     o    Westcoast uniquely positioned to access Canadian & northern supply:

               o    Maritimes & Northeast Pipeline

                      o  Scotian Shelf gas to Northeast USA and Atlantic Canada

               o    Westcoast Mainline & Fields Services

                      o Northeast BC gas to the Pacific Northwest USA and British Columbia

               o    Alliance & Vector Pipelines

                      o  WCSB & NEBC gas to Chicago and Southern Ontario

               o    Dawn Hub / Storage and Transportation

                      o 140 Bcf storage & key interconnects with pipelines to the Midwest & Northeast USA

               o    Alaska / Mackenzie Delta


Slide 7

Westcoast Brings Other Strengths

     o Union Gas, a large & growing gas distribution, storage & transmission business:

               o    1.1 million customers in Southern Ontario

               o    140 Bcf of storage

               o    Throughput of 1,263 Bcf in 2000

     o    Engage Energy

               o    An established, successful marketing & trading operation

               o    Significant market presence in Canada and the Pacific
                    Northwest

Slide 8

Duke Energy

Fred Fowler
Group President
Energy Transmission

Slide 9

Transaction Terms

     o    Westcoast equity valuation of $3.5 billion

     o    50% stock/50% cash consideration (subject to pro-ration)

     o    C$43.80

               o    Cash: Value fixed at C$43.80 per share

               o Stock: C$43.80 within a collar of Duke stock prices of $36.88 to $46.48

     o    Collar exchange ratio is .7711 to .6119

     o "Mirror-share" or "exchangeable share" structure for Canadian shareholders


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          o    Provides nontaxable event for Canadian shareholders

          o    Exchangeable into Duke Energy common, mandatory after year eight

     o Deal subject to Westcoast shareholder approval and customary regulatory approval

Slide 10

Strategic Drivers

     o    Importance of incremental Canadian natural gas supply to North America

     o    Increasing importance of gas storage for winter and summer peaking

     o    Desire to connect diverse new supply to growth markets

Slide 11

Current Duke Energy
Energy Transmission System

<Graphic: Map of North America, showing current Duke transmission route and DGET storage facilities>

Slide 12

Duke Energy
Combined Energy Transmission System

<Graphic: Map of North America, showing current Duke transmission route, DEGT storage facilities, Pacific Northern, Centra Gas, Westcoast Energy Pipeline, Foothills, Alliance, Vector, Union Gas storage facility, Empire, Maritimes, AGT, Gulfstream, East Tennessee, Texas Eastern, Duke Energy Field Services, and unaffiliated pipelines>

Slide 13

Operational Statistics

(Table)

     o    Miles of Gas Transmission Pipeline:

               o    Duke: 12,000

               o Westcoast: 6,900 (Calculated as Westcoast share of all its pipelines plus the gas transmission component of union gas)

               o    Combined: 18,900

     o    Transmission Capacity (Bcf/d)

               o    Duke: 8.4

               o    Westcoast: 5.0

               o    Combined: 13.4

     o    Bcf's of Storage:

               o    Duke: 100

               o    Westcoast: 141

               o    Combined: 241

     o    Gas Processing Capacity (Bcf/d):

               o    Duke: 7.9

               o    Westcoast: 2.5

               o    Combined: 10.4


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Slide 14

Combined Energy Transmission System
Incremental Supply Growth

<Graphic: Map of North America, showing fields (Alaska-North Slope, Mackenzie
Delta, Yukon/NW Territory, Gulfstream, Newfoundland and Sable Island), transmission systems of AGT, Alliance, East Tennessee, Empire, Foothills, Gulfstream, Maritimes, Texas Eastern, Westcoast Energy Pipeline, Vector, unaffiliated pipelines, Union Gas storage facility, DEGT storage facilities, and processing facilities>

Slide 15

Combined Energy Transmission System
Major Growth Markets

<Graphic: Map of North America, showing current Duke transmission route, DEGT storage facilities, Pacific Northern, Centra Gas, Westcoast Energy Pipeline, Foothills, Alliance, Vector, Union Gas storage facility, Empire, Maritimes, AGT, Gulfstream, East Tennessee, Texas Eastern, Duke Energy Field Services, and unaffiliated pipelines>

Slide 16

EBIT Contribution of Competitive Energy
Businesses Will Increase

<Graphic: Chart showing two small pie charts and one large pie chart. The first small pie chart represents Westcoast, showing EBIT of $0.6 Billion (73% Gas Pipelines & Storage, 14% Field Services, and 13% Energy Services). The second small pie chart represents Duke Energy, showing EBIT of $3.8 Billion (45% Franchised Electric, 33% Energy Services, 14% Gas Pipelines & Storage, and 8% Field Services). The large pie chart represents the combined entity, with a Pro Forma EBIT of $4.3 Billion (39% Franchised Electric - Duke Power, 30% Energy Services - Duke Energy Services, 22% Gas Pipelines & Storage - DEGT, and 9% Field Services - DEFS). EBIT is shown for the 12 months ended 12/31/00>

Slide 17

Financial Benefits

     o    Immediately accretive to EPS

     o    Balances business risk profile and sustainability of earnings

     o    Supports targeted EPS growth rate

     o    Maintains strong balance sheet and financial flexibility

Slide 18

Strategic Benefits

     o    Extends North American integrated network of energy businesses

     o    Greatly increases the portfolio of growth opportunities

     o    Connects key supply sources and markets

     o Adds storage and transportation assets at a growing, Eastern supply hub

     o    Increases percentage of competitive businesses

     o Provides significant opportunities to leverage Duke's merchant expertise

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Slide 19

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